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                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     Between

                          SIGNAL APPAREL COMPANY, INC.,

                   BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.,

                   BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.,

                               HERACLES FUND LTD.

                                       and

                              THEMIS PARTNERS, L.P.



                         Dated as of September 17, 1998


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     CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of September 17, 1998, between Signal Apparel Company, Inc., an Indiana corporation (the "Company"), Brown Simpson Strategic Growth Fund, Ltd., a Cayman Islands exempt company ("Brown Simpson Limited"), and Brown Simpson Strategic Growth Fund, L.P., a New York limited partnership ("Brown Simpson LP"), Heracles Fund Ltd., a ________ company ("Heracles") and Themis Partners, L.P., a ______ limited partnership ("Themis"). Brown Simpson Limited, Brown Simpson LP, Heracles and Themis are each referred to herein as a "Purchaser" and are collectively referred to herein as the "Purchasers."

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to acquire from the Company, shares of the Company's 5% Series G1 Convertible Preferred Stock, no par value (the "Series G1 Preferred") and the Company's 5% Series G2 Convertible Preferred Stock, no par value (the "Series G2 Preferred," and together with the Series G1 Preferred, the "Preferred Stock").

     IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and each Purchaser agree as follows:

                                    ARTICLE I
                      PURCHASE AND SALE OF PREFERRED SHARES

     1.1 Purchase and Sale.

          (a) Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchasers, and the Purchasers, severally and not jointly, shall purchase from the Company: (i) 5,000 shares of Series G1 Preferred (the "Series G1 Shares") and 100,000 warrants (the "Warrants") and (ii) up to 5,000 shares of Series G2 Preferred (the "Series G2 Shares," and together with the Series G1 Shares, the "Shares") in the respective amounts set forth in Schedule 1 attached hereto. Notwithstanding anything to the contrary set forth in this Agreement, the aggregate number of Shares to be sold hereunder shall not exceed 5,000 Series G1 Shares and 5,000 Series G2 Shares, respectively (the "Maximum Share Amount").

          (b) The Series G1 Preferred shall have the respective rights, preferences and privileges (the "Series G1 Terms") set forth in the Certificate of Designation (the "Series G1 Designation") the form of which is attached hereto as Exhibit A, which shall be approved by the Purchasers and the Company's Board of Directors and filed on or prior to the Series G1 Closing (as defined below) by the Company with the Secretary of State of Indiana. The Series G2 Preferred shall have respective rights, preferences and privileges identical to the Series G1 Terms mutatis mutandis, and shall rank pari passu with the Series G1 Preferred with regard to dividends, liquidation, voting rights and any other preferential rights designated therein, except that the Conversion Price (as defined below) for conversion of the Series G2 Shares shall be determined as of the Series G2 Closing Date (as defined below) for such Series G2 Shares.

     The Series G2 Preferred shall be authorized pursuant to a certificate of designation identical to the Series G1 Designation, mutatis mutandis, prepared by the Company,

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subject to the approval of the  Purchasers,  and filed at or prior to the Series
G2 Closing Date, by the Company with the Secretary of State of Indiana (such certificate of designation, together with the Series G1 Designation, are referred to as the "Certificates of Designation").

     For purposes of this Agreement, "Conversion Price," "Original Issue Date," "Conversion Date" "Trading Day" and "Per Share Market Value" shall have the meanings set forth in Exhibit A; "Market Price" at any date shall mean the average Per Share Market Value for the five (5) Trading Days immediately preceding such date; and "Securities" shall mean the Shares, Underlying Shares, Warrants and Warrant Shares (each as defined herein or in Exhibit A) taken together.

     1.2 Purchase Price. The purchase price per Share which price shall include the related Warrants shall be $1,000.

     1.3 The Closings.

          (a) The Series G1 Closing.

               (i) The closing of the purchase and sale of the Series G1 Shares (the "Series G1 Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P. ("Akin, Gump"), 590 Madison Avenue, New York, New York 10022, immediately following the execution hereof or such later date or different location as the parties shall agree, but not prior to the date that the conditions set forth in
          Section 4.1 have been satisfied or waived by the appropriate party. The date of the Series G1 Closing is hereinafter referred to as the "Series G1 Closing Date." At the Series G1 Closing, the Company shall sell and issue to the Purchasers, and the Purchasers shall, severally and not jointly, purchase from the Company, Warrants and 5,000 Series G1 Shares for an aggregate purchase price of $5,000,000 (the "Series G1 Purchase Price") in the respective amounts set forth on Schedule 1 attached hereto.

               (ii) At the Series G1 Closing, (a) the Company shall deliver to each Purchaser stock certificates representing the Series G1 Shares purchased by such Purchaser as set forth next to such Purchaser's name on Schedule 1 attached hereto and Warrants, each registered in the name of such Purchaser, and all other documents, instruments and writings required to have been delivered at or prior to the Series G1 Closing by the Company pursuant to this Agreement and the Registration Rights Agreement, dated the date hereof, by and between the Company and the Purchasers, in the form of Exhibit B (the "Registration Rights Agreement"), and (b) each Purchaser shall deliver to the Company the portion of the Series G1 Purchase Price set forth next to its name on
          Schedule 1, in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose on or prior to the Series G1 Closing Date, and all documents, instruments and writings required to have been delivered at or prior to the Series G1 Closing by such Purchaser pursuant to this Agreement and the Registration Rights Agreement.

          (b) The Series G2 Closing.

               (i) Subject to the terms and conditions set forth in Section 4.2 and elsewhere in this Agreement, the Company shall, so long as the Per Share Market Value on the date of the receipt by the Purchasers of the Series G2 Subsequent Financing Notice is not less than the Per Share Market Value on the Series G1 Closing Date, have the right to deliver a written notice to the Purchasers (a "Series G2 Subsequent Financing Notice") requiring the Purchasers, severally and not jointly, to purchase the Series G2 Shares for a purchase price of $5,000,000. The Company may deliver a Series G2 Subsequent Financing Notice with at least 15 days prior written notice for the Series G2 Closing to occur no earlier than 90 days after the date on which the Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the "Commission") with respect to the Series G1 Shares has been declared effective by the Commission and no later than 115 days after such effective date. The Purchasers shall not be required to purchase any Series G2 Shares if the Per Share Market Value on the Series G2 Closing Date is less than the Per Share Market Value on the Series G1 Closing Date. The Series G2 Closing Date (as defined below) may not be later than 205 days after the Series G1 Closing Date. At the Series G2 Closing, the registration statement with respect to the Series G2 Shares shall have been declared effective by the Commision and each Purchaser shall be obligated (subject to the terms and conditions herein) to purchase such portion of such Series G2 Shares as equals such Purchaser's pro rata portion of the purchase price for the Series G1 Shares issued and sold at the Series G1 Closing. The closing of the purchase and sale of the Series G2 Shares (the "Series G2 Closing") shall take place in the same manner as the Series G1 Closing, on such date indicated in the Series G2 Subsequent Financing Notice (which may not be prior to the 15th Trading Day nor subsequent to the 20th Trading Day after receipt by the Purchasers of the Series G2 Subsequent Financing Notice, or as otherwise agreed to by the parties); provided that in no case shall the Series G2 Closing take place unless and until the conditions listed in Section 4.2 have been satisfied or waived by the appropriate party. The date of the Series G2 Closing is hereinafter referred to as the "Series G2 Closing Date" and the purchase price paid for the Series G2 Shares is hereinafter referred to as the "Series G2 Purchase Price"). The Company shall only be entitled to give one Series G2 Subsequent Financing Notice.

               (ii) At the Series G2 Closing, (a) the Company shall deliver (A) to each Purchaser (1) a pro rata portion of the Series G2 Shares (determined by reference to the amount of Series G1 Shares issued and sold at the Series G1 Closing) to be issued and sold thereat (or such other amount upon which the parties may agree), registered in the name of the appropriate Purchaser, (2) the legal opinions referenced in
          Section 4.2(l), substantially in the form attached hereto as Exhibits C1 and C2, and (3) all other documents, instruments and writings required to have been delivered at or prior to the Series G2 Closing by the Company to the Purchasers pursuant to this Agreement; and (b) each Purchaser shall deliver to the Company (1) the purchase price for the Series G2 Shares being purchased by it at the Series G2 Closing in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose on or prior to the Series G2 Closing Date and (2) all documents, instruments and writings required to have been delivered at or prior to the Series G2 Closing by such Purchaser pursuant to this Agreement.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

     2.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to each of the
Purchasers:

          (a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Indiana, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Except as set forth in Schedule 2.1(a), the Company has no material subsidiaries other than as set forth in Exhibit 21 to the Company's Form 10-K for the year ended December 31, 1997 (collectively the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Preferred Stock or any of the Transaction Documents (as defined below), (y) have or result in a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, taken as a whole or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (x), (y) or (z), being a "Material Adverse Effect").

          (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction
     Documents, and otherwise to carry out its obligations hereunder and thereunder. This Agreement, the Certificates of Designation, Transfer Agent Instructions, the Warrants and the Registration Rights Agreement are collectively referred to as the "Transaction Documents." The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Neither the Company nor any Subsidiary is in any material violation of any of the provisions of its respective articles of incorporation, by-laws or other charter documents such that any right of a holder of the Shares would be affected. Prior to each of the closing dates the respective Certificate of Designation has been filed with the Secretary of State of the State of Indiana and will be in full force and effect, enforceable against the Company in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

          (c) Capitalization. The authorized, issued and outstanding capital stock of the Company as of September 11, 1998, is set forth in Schedule 2.1(c). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. No anti-dilution or similar adjustment provision of securities of the Company will be triggered by the issuance of the Securities except as described on Schedule 2.1(c) Except as specifically disclosed in the SEC Documents (as defined below) or Schedule 2.1(c), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          (d) Issuance of Shares. The Shares and Warrants are duly authorized, and when issued and paid for in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). The Company has and, at the Series G1 Closing Date and the Series G2 Closing Date (each a "Closing Date"), as the case may be, will have and at all times while the Shares and Warrants are outstanding will maintain an adequate reserve of duly authorized shares of Common Stock to enable it to perform its obligations under this Agreement, the Warrants and the Certificates of Designation with respect to the number of Shares issued and outstanding at such Closing Date and in no circumstances shall such reserved and available shares of Common Stock be less than the sum of (i) 200% times the maximum number of shares of Common Stock which would be issuable upon conversion of the Shares issued pursuant to the terms hereof with respect to the number of Shares issued and outstanding at such Closing Date were such conversion effected on the Original Issue Date for such Shares, (ii) the number of shares of Common Stock which would be issuable upon exercise of the Warrants and (iii) the number of shares of Common Stock which would be issuable upon payment of dividends on the shares; assuming each share is outstanding for two years. The shares of Common Stock issuable upon conversion of the Shares, which may be issued as payment of dividends on the Shares and which are issuable upon exercise of the Warrants are collectively referred to herein as the "Underlying Shares." When issued in accordance with the Certificates of Designation, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens.

          (e) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its articles of incorporation, bylaws or other charter documents (each as amended through the date hereof) or (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any material property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for any such violations as would not, individually or in the aggregate, have or result in a Material Adverse Effect.

          (f)  Consents  and  Approvals.  Except  as  specifically  set forth in
     Schedule 2.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the approval of the Company's Board of Directors and the filings of the Certificates of Designation with respect to the Preferred Stock with the Secretary of State of Indiana, which filings and approvals with respect to each of the Series G1 Shares and the Series G2 Shares shall be effected on or prior to the Series G1 Closing Date and the Series G2 Closing Date, as appropriate, (ii) the filing of Underlying Shares Registration Statements with the Commission, which shall be filed in accordance with and in the time periods set forth in the Registration Rights Agreement, (iii) the application(s) or any letter(s) acceptable to the New York Stock Exchange for the listing of the Underlying Shares with the New York Stock Exchange (and with any other national securities exchange or market on which the Common Stock is then listed), and (iv) any filings, notices or registrations under applicable state securities laws (together with the consents, waivers, authorizations, orders, notices and filings referred to in Schedule 2.1(f), the "Required Approvals").

          (g)  Litigation;  Proceedings.  Except  as  specifically  set forth in
     Schedule 2.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Preferred Stock or (ii) could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

          (h) No Default or  Violation.  Neither the Company nor any  Subsidiary
     (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body applicable to it which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority to which it is subject which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

          (i) Schedules. The Schedules to this Agreement furnished by or on behalf of the Company do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (j) Private Offering. The Company and all Persons acting on its behalf have not made, and will not make, offers or sales of the Preferred Stock or Warrants, and any securities that might be integrated with offers or sales of the Preferred Stock or Warrants, except to Accredited Investors (as defined in Regulation D ("Regulation D") under the Securities Act of 1933, as amended (the "Securities Act") without any general solicitation or advertising and otherwise in compliance with the conditions of Regulation
     D. Subject to the accuracy and completeness of the representations and warranties of the respective Purchasers contained in Section 2.2 hereof, the offer and sale by the Company to the Purchasers of the Preferred Stock, the Warrants and the Underlying Shares into which the Preferred Stock is convertible or the Warrants are exercisable is exempt from the registration requirements of the Securities Act.

          (k) SEC Documents; Financial Statements; No Adverse Change. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required; neither the Company nor any of its subsidiaries is in breach of any agreement where such breach could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-Q for the period ended June 30, 1998, there has been no event, occurrence or development that has had or to the Company's knowledge, as of the date of this Agreement, will have a Material Adverse Effect which has not been specifically disclosed in writing to the Purchasers by the Company. The Company last filed audited financial statements with the Commission on March 31, 1998, and has not received any comments from the Commission in respect thereof.

          (l) Seniority. No class of equity securities of the Company will be senior to the Preferred Stock in right of payment, whether upon liquidation, dissolution or otherwise following the closing of the exchange by WGI, LLC of all of its Series F Preferred Stock for Series H Preferred Stock. Such closing shall take place simultaneously with or prior to the Series G1 Closing. So long as any Series G1 Preferred Stock or Series G2 Preferred Stock remains outstanding, the Company shall not exchange, redeem, or convert any of the Company's capital stock for indebtedness, including convertible debt, of the Company.

          (m) Investment Company. The Company is not, and is not controlled by or under common control with an affiliate (an "Affiliate") of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (n) Certain Fees. Except for fees payable to Brown Simpson Asset Management, LLC ("Brown Simpson") pursuant to the section entitled "Fees and Expenses" of the letter agreement (the "Term Letter") dated August 25, 1998 between the Company and Brown Simpson, fees payable to the Company's placement agent in connection with this transaction and fees payable in respect of this transaction to Messrs. Thomas A. McFall (the Company's Co-CEO) and John W. Prutch (the Company's President) pursuant to the Company's compensation agreements with each of such individuals, no fees or commissions will be payable by the Company to any broker, financial advisor, finder, investment banker, or bank with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this
     Section 2.1(n) that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless each of the Purchasers, its employees, officers, directors, agents, and partners, and their respective Affiliates (as such term is defined under Rule 405 promulgated under the Securities Act), from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees.

          (o) Solicitation Materials. The Company has not (i) distributed any offering materials in connection with the offering and sale of the Shares or the Underlying Shares other than the Disclosure Materials and any amendments and supplements thereto or (ii) solicited any offer to buy or sell the Shares or the Underlying Shares by means of any form of general solicitation or advertising. None of the Disclosure Materials or any other information provided to the Purchasers by or on behalf of the Company contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company confirms (i) that it has not provided Heracles or Themis or their agents or counsel with any information that constitutes or might constitute material non-public information and (ii) that on or prior to the Effective Date (as defined herein) it will publicly announce any material non-public information that legally can be announced that it may have provided to Brown Simpson Limited or Brown Simpson LP. The Company shall not enter into any subsequent non-disclosure agreements with respect to any material non-public information which any of the Purchasers may already have knowledge of that would prevent it from announcing any of such information that otherwise legally could have been announced on or prior to the Effective Date.

     The Company understands and confirms that the Purchasers shall be relying on the representations set forth in this Section 2.1 in effecting transactions in securities of the Company.

          (p) Form S-3 Eligibility. The Company is, and at each Closing Date will be, eligible to register securities (including the Underlying Shares) for resale with the Commission under Form S-3 promulgated under the Securities Act.

          (q) Exclusivity. The Company shall not issue and sell the Preferred Stock to any Person other than the Purchasers pursuant to this Agreement other than with the specific prior written consent of each of the Purchasers.

          (r) Listing and Maintenance Requirements Compliance. Except as disclosed in Schedule 2.1(r), the Company has not in the three years preceding the date hereof received notice (written or oral) from any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market. After giving effect to the transactions contemplated in this Agreement, the Company believes that it is in compliance with all such maintenance requirements.

          (s) Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights (collectively, the "Intellectual Property Rights") which are necessary for use in connection with its business, as currently conducted and as described in the SEC
     Documents. To the best knowledge of the Company, there is no existing infringement by another Person of any of the Intellectual Property Rights which are necessary for use in connection with the Company's business which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect and the Company is not infringing on any other person's Intellectual Property Rights.

          (t) Acknowledgment of Dilution. The Company acknowledges that the issuance of the Underlying Shares upon conversion of the Shares and payment of dividends thereon in accordance with the Certificates of Designation may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The

     Company further acknowledges that its obligation to issue Underlying Shares upon conversion of the Shares and payment of dividends thereon in accordance with the Certificates of Designation is unconditional and absolute regardless of the effect of any such dilution.

          (u) Registration Rights; Rights of Participation. Except as described on Schedule 2.1(u) hereto, (A) the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and (B) no Person, including, but not limited to, current or former shareholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or any other Transaction Document.

          (v) Title. Except as disclosed in Schedule 2.1(v), the Company and the Subsidiaries have good and marketable title in fee simple to all real property and personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for liens, claims or encumbrances as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

          (w) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents except where the failure to possess such permits would not, individually or in the aggregate, have a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (x) Material Misstatement. None of the Transaction Documents or any other written or formally presented information, report, financial statement, exhibit, schedule or document furnished by or on behalf of the Company in connection with the negotiation of the transactions contemplated hereby contained, contains or will contain at the time it was or is so furnished any material misstatement of fact or omitted, omits or will omit at such time to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading.

          (y) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings, except for complying with the obligations under the Registration Rights Agreement.

          (z) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverages as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

          (aa) Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (ab) Tax Status. The Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charged that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on it books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          (ac) Transactions With Affiliates. Except as set forth on Schedule 2.1(ac) and in the SEC Documents filed at least ten days prior to the date hereof and other than the grant of stock options and warrants disclosed on
     Schedule 2.1(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          (ad) Application to Takeover Protection. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the laws of the state of its incorporation which is or could become applicable to the Buyers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Purchaser's ownership of the Securities.

          (ae) No Other Agreements. The Company has not, directly or indirectly, made any agreements with any Purchasers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

     Each of the Purchasers hereby acknowledges and agrees that the Company makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.1.

     2.2  Representations  and  Warranties  of  the  Purchasers.   Each  of  the
Purchasers, severally and not jointly, hereby represents and warrants to the Company as follows:

          (a) Organization; Authority. Such Purchaser is a corporation duly incorporated or a limited liability company or limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated hereby and by the Registration Rights Agreement and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser of the Shares hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

          (b) Investment Intent. Such Purchaser is acquiring the Shares and the Underlying Shares for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or Underlying Shares or any part thereof or interest therein, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Shares or Underlying Shares pursuant to an effective registration statement under the Securities Act and in compliance with applicable State securities laws or under an exemption from such registration; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

          (c) Purchaser Status. At the time such Purchaser was offered the Shares, and at each Closing Date, (i) it was and will be, an "accredited investor" as defined in Rule 501 under the Securities Act, or (ii) such Purchaser either alone or together with its representatives, had and will have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares and the Underlying Shares, and had and will have so evaluated the merits and risks of such investment.

          (d) Ability of Purchaser to Bear Risk of Investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and the Underlying Shares and, at the present time, is able to afford a complete loss of such investment.

          (e) Reliance. Each Purchaser understands and acknowledges that (i) the Shares are being offered and sold to the Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act or Regulation D promulgated thereunder and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations set forth in this Section 2.2 and such Purchaser hereby consents to such reliance.

          (f) Non-Public Information. Brown Simpson Limited and Brown Simpson LP acknowledge and agree that they are bound by the terms of that certain Confidentiality Agreement dated August 3, 1998 (the "Confidentiality Agreement") between the Company and such Purchasers, and that no sale, transfer or other disposition by them of any of the Shares (or any of the Underlying Shares, as applicable) may be effected by such Purchasers except in compliance with all of the terms and conditions of such Confidentiality Agreement until such time as the Company discloses any material non-public information that may have been covered by the Confidentiality Agreement.
     Neither Heracles nor Themis are parties to the Confidentiality Agreement. Brown Simpson Limited and Brown Simpson LP have abided by the terms of the Confidentiality Agreement in all communication they have had with Heracles and Themis with respect to the transactions contemplated by this Agreement.

          (g) Short Sales. For the 31-day period prior to and including the Series G1 Closing Date, such Purchaser has not been and currently is not net short with respect to shares of Common Stock of the Company.

     The  Company   acknowledges   and  agrees  that  the  Purchasers   make  no
representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                   ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

     3.1 Transfer Restrictions.

          (a) If any Purchaser should decide to dispose of Shares (and upon conversion thereof any of the Underlying Shares) held by it, each Purchaser understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from the registration requirements of the

     Securities Act. Brown Simpson Limited and Brown Simpson LP may make no disposition or other transfer of any Shares or Underlying Shares except in compliance with all of the requirements of the Confidentiality Agreement
     until  such  time  as  the  Company   discloses  any  material   non-public
     information that may have been covered by the Confidentiality Agreement. The Company shall announce any material non-public information it legally can announce on or prior to the Effective Date of the Underlying Shares Registration Statement and shall not enter into any subsequent non-disclosure agreements that would prevent it from announcing any such information that otherwise legally could have been announced on or prior to the Effective Date. In connection with any transfer of any Shares or any Underlying Shares other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register (i) any transfer of Shares by one Purchaser to another Purchaser, and agrees that no documentation other than executed transfer documents shall be required for any such transfer, and (ii) any transfer by any Purchaser to an Affiliate of such Purchaser or to an Affiliate of another Purchaser, or any transfer among any such Affiliates, provided that transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Any such transferee shall be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement, and any such transferee of Brown Simpson Limited or Brown Simpson LP shall be bound by the terms of the Confidentiality Agreement.

          (b) Each Purchaser agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Shares and Warrants:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     The Underlying Shares issuable upon conversion of Shares or as payment of dividends thereon shall not contain the legend set forth above if (i) the conversion of such Shares or the payment of such dividends occurs at any time while the Underlying Shares Registration Statement is effective under the Securities Act, (ii) in the written opinion of counsel to the Company experienced in the area of United States securities laws such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) or
(iii) such Shares or underlying Shares may be sold pursuant to Rule 144. The Company agrees that it will provide each Purchaser, upon request, with a certificate or certificates representing Underlying Shares, free from such legend at such time as such legend is no longer required hereunder.

     3.2 Stop Transfer Instruction. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in Section 3.1.

     3.3 Furnishing of Information. As long as any Purchaser owns Shares or Underlying Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Purchasers with true and complete copies of all such filings. As long as any Purchaser owns Shares or Underlying Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in Section 3.1(b). Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

     3.4 Blue Sky Laws. In accordance with the Registration Rights Agreement, the Company shall qualify the Underlying Shares under the securities or Blue Sky laws of such jurisdictions as the Purchasers may request and shall continue such qualification at all times through the third anniversary of the last Closing Date.

     3.5 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares or the Underlying Shares in a manner that would require the registration under the Securities Act of the sale of the Shares or the Underlying Shares to any Purchaser.

     3.6 Certain Agreements. As long as any Purchaser owns Shares, the Company shall not and shall cause the Subsidiaries not to, without the consent of two-thirds of the holders of all of the Shares then outstanding, (i) amend its articles of incorporation, bylaws or other charter documents so as to adversely affect any rights of any Purchaser; (ii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock except as permitted under the Certificates of Designation and as would not adversely affect the rights of any Purchaser hereunder or under the Certificates of Designation; (iii) repay, repurchase or offer to repay, repurchase or otherwise acquire or pay dividends or make distributions on shares of its

Common Stock in any manner, except as may be subject to prior commitments reflected in the Disclosure Materials; (iv) issue any series of preferred stock or other securities with rights senior (in respect of liquidations, dividends, preferences and similar rights) to those of the Shares, or (v) enter into any agreement with respect to any of the foregoing.

     3.7 Listing and Reservation of Underlying Shares.

          (a) The Company shall (i) not later than the applicable Closing Date prepare and file with the New York Stock Exchange (as well as any other national securities exchange or market on which the Common Stock is then listed) an additional shares listing application or a letter acceptable to the New York Stock Exchange covering and listing a number of shares of Common Stock which is at least equal to 200% of the maximum number of Underlying Shares then issuable assuming the payment of all future dividends on the Shares then outstanding were made in shares of Common Stock, (ii) take all steps necessary to cause the Underlying Shares to be approved for listing on the New York Stock Exchange (as well as on any other national securities exchange or market on which the Common Stock is then listed) as soon as possible thereafter and (iii) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock on such exchange.

          (b) The Company at all times shall reserve shares of its authorized but unissued Common Stock for issuance upon (i) conversion of the Shares,
     (ii) payment of dividends thereupon in shares of Common Stock and (iii) exercise of the Warrants, pursuant to the terms of the Certificates of Designation, the the sum of (a) 150% times the maximum number of shares of Common Stock which would be issuable upon conversion of the Shares issued pursuant to the terms hereof with respect to the number of Shares issued and outstanding at such time were such conversion effected on such date for such Shares, (b) the number of shares of Common Stock which would be issuable upon exercise of the Warrants and (c) the number of shares of Common Stock which would be issuable upon payment of dividends on the shares; assuming each share is outstanding for two years. Shares of Common Stock reserved for issuance upon the conversion of the Shares as set forth in Section 3.7(a) shall be allocated pro rata to each of the Purchasers in accordance with the amount of Shares issued and delivered to such Purchaser at each Closing, as applicable.

     3.8 No Violation of Applicable Law. Notwithstanding any provision of this Agreement to the contrary, if the redemption of Shares or Underlying Shares otherwise required under this Agreement, any applicable Certificate of Designations or the Registration Rights Agreement would be prohibited by the relevant provisions of the Business Corporation Law of the State of Indiana, such redemption shall be effected as soon as it is permitted under such law; provided, however, that from the 5th day after such redemption notice until such redemption price is paid in full, interest on any such unpaid amount shall accrue and be payable at the rate of 15% per annum in accordance with the applicable Certificate of Designation.

     3.9 Notice of Breaches.

          (a) Each of the Company and each Purchaser shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in this

     Agreement or in the Registration Rights Agreement, as well as any events or occurrences arising after the date hereof and prior to, with respect to the Series G2 Closing, the Series G2 Closing Date which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as of such Closing Date provided such notice will not constitute material non-public information. However, no disclosure by either party pursuant to this Section 3.9 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Registration Rights Agreement.

          (b) Notwithstanding the generality of Section 3.9(a) the Company shall promptly notify, provided such notification will not constitute material non-public information, each Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated hereby and by the Registration Rights Agreement violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to the holders of the Shares a copy of any written statement in support of or relating to such claim or notice.

          (c) The default by any Purchaser of any of its obligations, representations or warranties under any Transaction Document shall not be imputed to, and shall have no effect upon, any other Purchaser or affect the Company's obligations under the Transaction Documents to any non-defaulting Purchaser.

     3.10 Conversion Obligations of the Company. The Company covenants to convert Shares and to deliver Underlying Shares in accordance with the terms and conditions and time period set forth in the respective Certificates of Designation.

     3.11 Subsequent Registrations. Other than Underlying Shares and other "Registrable Securities" (as defined in the Registration Rights Agreement) to be registered in accordance with the Registration Rights Agreement, the Company shall not, for a period of not less than 90 Trading Days after the date that the Underlying Shares Registration Statement relating to the securities issued at the Series G1 Closing Date and the Series G2 Closing Date is declared effective by the Commission, without the prior written consent of two-thirds of the Purchasers, (i) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities unless such issuance or sale is equal to or at a premium to the Per Share Market Price on the date such issuance or sale, (ii) register for resale any securities of the Company or (iii) have a registration statement declared effective covering an issuance by the Company of any of its securities. Any days that any Purchaser is unable to sell Underlying Shares under an Underlying Shares Registration Statement shall be added to such 90 Trading Day period for the purposes of (i), (ii) and (iii) above.

     3.12 Use of Proceeds. The Company shall use all of the proceeds from the sale of the Shares for working capital and general corporate purposes and not for the satisfaction of any portion of Company borrowings outside the normal course of business or to redeem Company equity or equity-equivalent securities. Pending application of the proceeds of this placement in the manner permitted hereby, the Company will invest such proceeds in interest bearing accounts and/or short-term, investment grade interest bearing securities.

     3.13 Reimbursement. In the event that any Purchaser, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any person, including shareholders of the Company, in connection with or as a result of (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Purchaser and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, the Company will reimburse such Purchaser for its legal and other actual out-of-pocket expenses (including the cost of any investigation and preparation) incurred in connection therewith. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliate of the Purchasers and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such affiliate and any such person. The Company also agrees that neither the Purchasers or any such affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of such Purchaser or entity in connection with the transactions contemplated by this Agreement.

     3.14 Short Sales. No Purchaser shall engage in a short selling transaction in which the number of shares of Common Stock shorted exceeds the number of shares of Common Stock held by such Purchaser plus (i) the number of shares of Common Stock into which the shares of Preferred Stock held by such Purchaser are then convertible, (ii) the number of Shares of Common Stock that are accrued and unpaid as dividends thereon and (iii) the number of Shares of Common Stock into which the Warrants are exercisable (without regard to any restrictions on conversion).

     3.15 Right of First Refusal; Subsequent Registrations. The Company shall not, directly or indirectly, without the prior written consent of the Purchasers, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates' equity or equity-equivalent securities or any instrument that permits the holder thereof to acquire Common Stock at any time over the life of the security or instrument at a price that is less than the closing bid price of the Common Stock at the time of issuance of such security or instrument (a "Subsequent Placement") for a period of 180 days after any Closing Date, except (i) the granting of options or warrants to employees, officers, directors and consultants of the Company, and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company or under any other compensatory arrangement between the Company and any employee, officer, director or consultant, or the issuance of shares pursuant to any compensatory warrants issued to any of the foregoing,
(ii) shares issued upon exercise of any currently outstanding warrants and upon conversion of any currently outstanding convertible preferred stock in each case disclosed in Schedule 2.1(c), and (iii) shares of Common Stock issued upon conversion of Preferred Shares, unless (A) the Company delivers to each Purchaser a written notice (the "Subsequent Placement Notice") of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement shall be effected, and attached to which shall be a term sheet or similar document relating thereto and (B) no Purchaser shall have notified the Company by 5:00 p.m. (New York time) on the third (3rd) Trading Date after its receipt of the Subsequent Placement Notice of its willingness to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on substantially the terms set forth in the Subsequent Placement Notice. If no Purchaser shall notify the Company of its intention to provide the financing as proposed in the Subsequent Placement Notice within such time period, the Company may effect the Subsequent Placement substantially upon the terms and to the Person (or Affiliates of such Persons) set forth in the Subsequent Placement Notice; provided, that the Company shall provide each Purchaser with a second Subsequent Placement Notice, and the Purchasers shall again have the right of first refusal set forth above in this paragraph (a), if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within thirty
(30) Trading Days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Placement Notice. If the Purchasers shall indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Purchaser shall be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Purchaser's pro rata portion of the Preferred Stock purchased by the Purchasers under this Agreement at the Series G1 Closing. Notwithstanding the foregoing, the Company may, after a period of not less than thirty (30) Trading Days after the respective dates that the Underlying Shares Registration Statements relating to the securities issued on the Series G1 Closing Date and the Series G2 Closing Date are declared effective, sell its or its Affiliates' equity securities in an underwritten public offering, provided, that written notice of such an offering be provided to the Purchasers ten (10) Trading Days in advance of the commencement of such an offering.

     3.16 Filing of Form 8-K. On or before the 3rd business day following each of the Closing Dates, the Company shall file a Form 8-K with the Commission describing the terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act.

     3.17 Transactions With Affiliates. Notwithstanding the Subordinated Credit Facility between the Company and WGI, LLC, so long as (i) any Shares or Warrants are outstanding, the Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its Subsidiary's officers, directors, person who were officers or directors at any time during the previous two years, stockholders who beneficially own 5% or more of the Common Stock, or affiliates or with any individual related by blood, marriage or adoption toany such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtained from a person other than such Related Party, or (c) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any Subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "Affiliate" for purposes of this Section 3.18 only means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

     3.18 Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificate, registered in the name of each Purchaser or its respective nominee(s), for shares of Common Stock issuable upon conversion of the Shares or as payment of dividends thereon (the "Conversion Shares") and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") in such amounts as specified from time to time by each Purchaser to the Company upon conversion of the Shares or exercise of the Warrants, in the form attached hereto as Exhibit D (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Conversion Shares and Warrant Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in
Section 3.1(b) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.19, and stop transfer instructions to give effect to Section 3.1 hereof (in the case of the Conversion Shares and the Warrant Shares, prior to registration of the Conversion Shares under the Securities Act) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. If a Purchaser provides the Company with an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act or the Purchaser provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrants Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.19 will be inadequate and agrees, in the event of a beach or threatened breach by the Company of the provisions of this Section 3.19, that the Purchasers, shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                   ARTICLE IV
                                   conditions

     4.1 (a) Conditions Precedent to the Obligation of the Company to Sell the Series G1 Shares. The obligation of the Company to sell the Series G1 Shares hereunder is subject to the satisfaction or waiver (with prior written notice to each Purchaser) by the Company, at or before the Series G1 Closing, of each of the following conditions:

          (i) Accuracy of the Purchasers' Representations and Warranties. The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the Series G1 Closing Date, as though made on and as of such date;

          (ii) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Series G1 Closing; and

          (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement.

     (b) Conditions Precedent to the Obligation of the Purchasers to Purchase the Series G1 Shares. The obligation of each Purchaser hereunder to acquire and pay for the Series G1 Shares is subject to the satisfaction or waiver by such Purchaser, at or before the Series G1 Closing, of each of the following conditions:

          (i) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company set forth in this Agreement and in the Registration Rights Agreement shall be true and correct as of the date when made and as of the Series G1 Closing Date as though made on and as of such date;

          (ii) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Series G1 Closing;

          (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement;

          (iv) Adverse Changes. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-Q or Annual Report on Form 10-K, whichever is more recent, last filed prior to the date of this Agreement, no event which had a Material Adverse Effect shall have occurred which is not disclosed in the Disclosure Materials (for purposes hereof changes in the market price of the Common Stock may be considered in determining whether there has occurred an event which has had a Material Adverse Effect;

          (v) Litigation. No litigation shall have been instituted or threatened against the Company which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

          (vi) No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been suspended by the Commission or on the New York Stock Exchange which suspension shall remain in effect;

          (vii) Listing of Common Stock. The Company shall have filed a listing application to list the Underlying Shares for trading on the New York Stock Exchange;

          (viii) Legal Opinion. The Company shall have delivered to the Purchasers the opinions of Witt, Gaither & Whitaker, P.C., the Company's outside legal counsel and Robert J. Powell, the Company's general counsel, in the forms attached hereto as Exhibits C1 and C2;

          (ix) Required Approvals. All Required Approvals shall have been obtained other than those relating solely to the Series G2 Shares;

          (x) Shares of Common Stock. On or prior to the Series G1 Closing Date, the Company shall have duly reserved the number of Underlying Shares required by the Transaction Documents to be reserved for issuance upon conversion of Series G1 Shares and payment of dividends thereon;

          (xi) Delivery of Stock Certificates. The Company shall have delivered to each Purchaser or such Purchaser's designee, the stock certificate(s) representing the Series G1 Shares, registered in the name of such Purchaser, each in form satisfactory to the Purchaser;

          (xii) Registration Rights Agreement. The Company shall have executed and delivered the Registration Rights Agreement;

          (xiii) Certificates of Designation. The Series G1 Designation shall have been duly approved by the Company's Board of Directors and filed with the Secretary of State of Indiana, and the Company shall have delivered a copy thereof to the Purchaser certified as filed by the office of the Secretary of State of Indiana;

          (xiv) Change of Control. No Change of Control (as hereafter defined) shall have occurred between the date hereof and the Series G1 Closing Date; and

          (xv) Transfer Agent Instructions. The Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

          (xvi) Series G1 Warrant. The Company shall at the Series G1 Closing, deliver warrants (the "Warrants"), in the form attached hereto as Exhibit E, to purchase 100,000 shares of the Common Stock to the Purchasers allocated pro rata based on Shares purchased. The warrant shall have a term of five years, an exercise price of 125% of Fixed Strike Price and shall not be redeemable by the Company.

          (xvii) Officer's Certificate. On the Closing Date the Company shall deliver to the Purchasers an Officer's Certificate dated the Closing Date and signed by an executive officer of the Company confirming the accuracy of the Company's representations, warranties and covenants as of such Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.1 as of such Closing Date.

          (xviii) Secretary's Certificate. On the Closing Date the Company shall deliver to the Purchasers a Secretary's Certificate dated the Closing Date and signed by the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the Restated Articles of Incorporation of the Company, as in effect on the Closing Date, (B) that attached thereto is a true and complete copy of the bylaws of the Company, as in effect on the Closing Date and (C) that attached thereto is a true and complete copy of the resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of the Transaction Documents.

     4.2 Conditions Precedent to the Obligation of the Purchasers to Purchase the Series G2 Shares. The obligation of each Purchaser hereunder to acquire and pay for the Series G2 Shares is subject to the satisfaction or waiver by each Purchaser, at or before the Series G2 Closing, of each of the following conditions:

          (a) Series G1 Closing. The Series G1 Closing shall have occurred.

          (b) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained herein and in the Registration Rights Agreement shall be true and correct as of the date when made and as of the Series G2 Closing Date, as though made on and as of such date.

          (c) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Series G2 Closing Date.

          (d) Underlying Shares Registration Statements. With respect to the Series G2 Closing, the Underlying Shares Registration Statement with respect to at least 150% of the

     Underlying Shares issuable on conversion of all outstanding Series G1 Shares and as payment of dividends thereon and upon exercise of the Warrants shall have been declared effective under the Securities Act by the Commission; and on the Series G2 Closing Date such Underlying Shares
     Registration Statement shall be effective, not subject to any stop order and not be subject to any suspension pursuant to Section 3(n) of the Registration Rights Agreement, and shall have been effective and shall not have been subject to any stop order for the thirty (30) business days prior to such Closing Date and no stop order shall be pending or threatened as at such Closing Date. Prior to the Series G2 Closing, the Underlying Shares Registration Statement with respect to at least 150% of the Underlying Shares issuable, as of the Series G2 Closing Date, upon conversion of the Series G2 Shares to be issued at the Series G2 Closing and as payment of dividends thereon shall have been declared effective under the Securities Act by the Commission; and on the Series G2 Closing Date such Underlying Shares Registration Statement shall be effective, not subject to any stop order and not be subject to suspension pursuant to Section 3(n) of the Registration Rights Agreement and no such stop order or suspension shall be pending or threatened.

          (e) Certificate of Designation. The Company shall have filed with the Secretary of State of the State of Indiana the Certificate of Designation with respect to the Series G2 Shares.

          (f) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court of governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement relating to the issuance or conversion of any of the Shares.

          (g) Litigation. No litigation shall have been instituted or threatened against the Company which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

          (h) Management. There shall have been no substantial changes in the position or responsibilities of any of the following members of the Company's senior management team: Stephen Walsh, Chairman of the Board and Co-CEO; Thomas A. McFall, Co-CEO; and John W. Prutch, President.

          (i) No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been suspended by the Commission or on the New York Stock Exchange (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company).

          (j) Listing of Common Stock. The Common Stock shall have been at all times since the Series G1 Closing Date, and on the Series G2 Closing Date be listed for trading on the New York Stock Exchange.

          (k) Change of Control. No Change of Control in the Company shall have occurred. "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than WGI, LLC or any of its Affiliates, of in excess of 50% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's board of directors which is not approved by those individuals who are members of the board of directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or
     (iii).

          (l) Legal Opinions. The Company shall have delivered to the Purchasers the opinions of Witt, Gaither & Whitaker, P.C., outside counsel to the Company, and of Robert J. Powell, the Company's general counsel, in substantially the forms attached hereto as Exhibits C1 and C2, dated the applicable Closing Date.

          (m) Required Approvals. All Required Approvals shall have been obtained.

          (n) Shares of Common Stock. On the Series G2 Closing Date, the Company shall have duly reserved the number of Underlying Shares required by this Agreement to be reserved for issuance upon conversion of Series G2 Shares, and payment of dividends thereon.

          (o) Delivery of Stock Certificates. The Company shall have delivered to each Purchaser or such Purchaser's designee the stock certificate(s) representing the Shares being purchased at such Closing, registered in the name of such Purchaser, each in form satisfactory to such Purchaser.

          (p) Performance of Conversion/Exercise Obligations. The Company shall have delivered Underlying Shares upon conversion of Shares and otherwise performed its obligations in accordance with the terms, conditions and timing requirements of each Certificate of Designation and the other Transaction Documents.

          (q) Common Stock Price. The Per Share Market Value on the Series G2 Closing Date shall not be less than the Per Share Market Value of the Common Stock on the Series G1 Closing Date.

          (r) Transfer Agent Instructions. The Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

          (s) Officer's Certificate. On the Closing Date the Company shall deliver to the Purchasers an Officer's Certificate dated the Closing Date and signed by an executive officer of the Company confirming the accuracy of the Company's representations, warranties and covenants as of such Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.2 as of such Closing Date.

          (t) Interim Financings. The Purchasers shall have no obligation to purchase the Series G2 Preferred if, after the Series G1 Closing the Company has sold or issued, in a private placement transaction that violates Section 3.11(i) (excluding a private placement in connection with an acquisition of a license or of a division, assets or business (or stock constituting any portion thereof) from another Person (an
     "Acquisition")) or series of such transactions to a single entity or a group of entities under common control or which are related such that they could be considered a single entity, equity or equity equivalent securities in an amount exceeding $500,000.

          (u) Secretary's Certificate. On the Closing Date the Company shall deliver to the Purchasers a Secretary's Certificate dated the Closing Date and signed by the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the Restated Articles of Incorporation of the Company, as in effect on the Closing Date, (B) that attached thereto is a true and complete copy of the bylaws of the Company, as in effect on the Closing Date and (C) that attached thereto is a true and complete copy of the resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of the Transaction Documents.

          (v) Shareholder Approval. The Company's shareholders shall have approved issuances of Common Stock greater than 20% of the voting power of the outstanding shares of Common Stock of Company.

                                    ARTICLE V
                                  MISCELLANEOUS

     5.1 Fees and Expenses. Except (i) as set forth in the Term Letter under the caption "Fees and Expenses," (ii) as set forth in the Registration Rights Agreement and (iii) as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares pursuant hereto.

     5.2 Entire Agreement; Amendments. This Agreement, together with the Exhibits and Schedules hereto, the Registration Rights Agreement and each Certificate of Designation (each when filed) contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     5.3 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received
(a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 7:00 p.m. EST where such notice is to be received), or the first business day following such delivery (if delivered on a business day after during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be as set forth below each parties' name on Schedule 1, and (i) if to the Company, with copies to Witt, Gaither

& Whitaker, P.C., 1100 SunTrust Bank Building, 736 Market Street, Chattanooga, Tennessee 37402, Attn: Steven R. Barrett, fax: (423) 266-4138, and (ii) if to any Purchaser with copies to Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1700 Pacific Avenue, Suite 4100, Dallas, Texas 75201, Attn: Diane B. Muse, fax: (214) 969-4343, or such other address as may be designated in writing hereafter, in the same manner, by such person.

     5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchasers; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Notwithstanding the foregoing, no such amendment shall be effective to the extent that it applies to less than all of the holders of the Shares outstanding. The Company shall not offer or pay any consideration to a Purchaser for consenting to such an amendment or waiver unless the same consideration is offered to each Purchaser and the same consideration is paid to each Purchaser which consents to such amendment or waiver.

     5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each of the Purchasers. The Purchasers may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, except that any assignees must make the representations and warranties set forth in Section 2.2 and otherwise comply with the terms of this Agreement otherwise applicable to its assignor. This provision shall not limit a Purchaser's right to transfer securities in accordance with all of the terms of this Agreement or under the Registration Rights Agreement.

     5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     5.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.

     5.9 Survival. The agreements, covenants, representations, warranties and provisions contained in this Agreement shall survive the delivery of the Shares pursuant to this Agreement and each Closing hereunder and any conversion of Shares.

     5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     5.11 Publicity. The Company and each Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. The Company shall not publicly or otherwise disclose the names of any of the Purchasers without each such Purchaser's prior written consent.

     5.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchasers will be entitled to specific performance of the obligations of the Company under the Transaction Documents without the showing of economic loss and without any bond or other security being required. Each of the Company and the Purchasers (severally and not jointly) agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     5.14 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder is several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any Closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Convertible Preferred Stock Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                          SIGNAL APPAREL COMPANY, INC.



                                By: /s/ John W. Prutch
                                -----------------------------
                                Name:    John W. Prutch
                                Title:    President

                                BROWN SIMPSON STRATEGIC
                                GROWTH FUND, LTD.


                                By:  /s/ Evan Levine
                                -----------------------------
                                Name:  Evan Levine
                                Title:  Principal

                                BROWN SIMPSON STRATEGIC
                                GROWTH FUND, L.P.


                                By: /s/ Evan Levine
                                -----------------------------
                                Name:  Evan Levine
                                Title:  Principal

                                HERACLES FUND LTD.
                                By Promethean Investment Group, LLC
                                Its: Investment Advisor


                                By: /s/ James F. O'Brien, Jr.
                                -----------------------------
                                Name: James F. O'Brien, Jr.
                                Title:  President

                                THEMIS PARTNERS, L.P.
                                By Promethean Investment Group, LLC
                                Its: Investment Advisor


                                 By: /s/ James F. O'Brien, Jr.
                                 -----------------------------
                                 Name: James F. O'Brien, Jr.
                                 Title:  President

Company:

Signal Apparel Company, Inc.
200A Manufacturers Road
Chattanooga, Tennessee  37405
Attn:  President & General Counsel
Fax:  (423) 752-2040

Purchasers:

Brown Simpson Strategic Growth Fund, Ltd.
152 West 57th Street, 40th Floor
New York, New York 10019
Attn: Paul Gustus
Fax: (212) 247-1329
Portion of Series G1 Purchase Price                     $1,600,000
Series G1 Shares                                              1600

Brown Simpson Strategic Growth Fund, L.P.
152 West 57th Street, 40th Floor
New York, New York 10019
Attn: Paul Gustus
Fax: (212) 247-1329
Portion of Series G1 Purchase Price                       $900,000
Series G1 Shares                                               900

Heracles Fund Ltd.
c/o Promethean Investment Group
40 W. 57th Street, Suite 1520
New York, NY  10019
Attn:  Jamie O'Brien
Tel: (212) 698-0588
Fax: (212) 698-0505
Portion of Series G1 Purchase Price                     $1,875,000
Series G1 Shares                                             1,875

Themis Partners, L.P.
c/o Promethean Investment Group
40 W. 57th Street, Suite 1520
New York, NY  10019
Attn:  Jamie O'Brien
Tel: (212) 698-0588
Fax: (212) 698-0505
Portion of Series G1 Purchase Price                       $625,000
Series G1 Shares                                               625


                                       1